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                                                               EXHIBIT 10.17.2
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                     AMENDMENT NO. 1 TO ORLANDO TRADEPORT
                       MAINTENANCE HANGAR LEASE AGREEMENT

              THIS FIRST AMENDMENT ("Amendment") to Orlando Tradeport Maintenance Hangar Lease Agreement, dated December 11, 1989 ("Lease"), entered into this 22nd day of June, 1990 by and between the GREATER ORLANDO AVIATION AUTHORITY, a public body existing under the laws of the State of Florida ("Authority"), and PAGE AVJET CORPORATION, a corporation organized and existing under the laws of the State of Delaware and qualified to do business in the State of Florida ("Lessee").

                              W I T N E S S E T H:

              WHEREAS, the parties hereto desire to amend the terms of the Lease;

              NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in the Lease and in this Amendment, Authority and Lessee hereby agree to amend the Lease as follows:

              1. Section 12.02 of the Lease is hereby amended by adding the following:

              In addition, upon the occurrence of a default which either (i) cannot be cured or (ii) cannot be cured by a Mortgagee until it obtains possession of the Premises, the Authority shall not exercise its rights under
Section 13.02 as a result of such default if a Mortgagee promptly commences foreclosure or similar proceedings with respect to Lessee's interest in this Lease and
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pursues such proceedings diligently to completion whether by foreclosure sale or conveyance in lieu of foreclosure, and if the default can be cured by Mortgagee upon obtaining possession of the Premises, Mortgagee commences to cure such default immediately upon obtaining possession of the Premises and thereafter diligently prosecutes the same to completion, in which event such default shall be deemed to have been cured; provided, however, that the provisions of this sentence shall not prevent Authority from exercising any of its other rights under the last paragraph of Section 13.01 and under Section 6.04(b).

              2. Section 13.03(b) of the Lease is hereby amended by adding the following:

              Notwithstanding the foregoing provisions of this Section 13.03, in the event a Mortgagee or any other person obtains Lessee's leasehold interest under the Lease by foreclosure sale or conveyance in lieu of foreclosure, or in the event a Mortgagee assigns its leasehold interest under this Lease in accordance with the terms of the Lease within one hundred twenty
(120) days after obtaining Lessee's leasehold interest by foreclosure sale or conveyance in lieu of foreclosure, Authority agrees not to exercise its right to increase the Ground Rent to the then fair market value of the Premises and, if applicable, the Building Rent to five percent (5%) of the then fair market value of the Improvements as a result of such assignment.


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              3.       Except as modified herein, the Lease shall continue in
full force and effect in accordance with its terms.

              IN WITNESS WHEREOF, the parties hereto by their duly authorized officers have caused this Lease to be executed in their names and their seals to be affixed hereto as of the day and year first above written.

                                       LESSOR:

ATTEST:                                GREATER ORLANDO AVIATION AUTHORITY

                                       By:
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                       Secretary                              Chairman

            [OFFICIAL SEAL]


                                       LESSEE

ATTEST:                                PAGE AVJET CORPORATION,
                                         a Delaware corporation


                                       By:
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                 Asst. Secretary           Title: Pres.

        [CORPORATE SEAL]


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